EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF GUARDION HEALTH SCIENCES, INC.

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jan Hall, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Guardion Health Sciences, Inc;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2024	/s/ Jan Hall
Jan Hall
Chief Executive Officer
(Principal Executive Officer)